Item 12(b)

Exhibit to Form N-CSR

Section 906 Certification

Registrant Name: Northwestern Mutual Series Fund, Inc.

File Number: 811-3990

Registrant CIK Number: 0000742212

Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. (S) 1350), I, Patricia L. Van Kampen, certify that to my knowledge, the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2008 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

August 7, 2008	/s/ Patricia L. Van Kampen
Patricia L. Van Kampen, President

A signed original of this written statement required by Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Item 12(b)

Exhibit to Form N-CSR

Section 906 Certification

Registrant Name: Northwestern Mutual Series Fund, Inc.

File Number: 811-3990

Registrant CIK Number: 0000742212

Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. (S) 1350), I, Walter M. Givler, certify that to my knowledge, the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2008 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

August 7, 2008	/s/ Walter M. Givler
Walter M. Givler, Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.